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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                 JANUARY 8, 1996


                            FREYMILLER TRUCKING, INC.
             (Exact name of registrant as specified in its charter)


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(State or other jurisdiction     (Commission File Number)      (IRS Employer
       of incorporation)                                     Identification No.)
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          OKLAHOMA                       0-15503                 73-1016728
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     8621 NORTH ROCKWELL, OKLAHOMA CITY, OKLAHOMA                  73132
       (Address of principal executive offices)                  (Zip Code)


     Registrant's telephone number, including area code   (405) 720-6555


                                 Not Applicable
         (Former name or former address, if changed since last report.)


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ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         On January 8, 1996, the United States Bankruptcy Court for the Western District of Oklahoma ("Bankruptcy Court"), confirmed the First Amended Plan of Reorganization of Freymiller Trucking, Inc., as Amended ("Plan of Reorganization").

         The Plan of Reorganization will be consummated on the Effective Date. The Effective Date is a business day to be determined by Freymiller Trucking, Inc. ("Registrant"), in its sole discretion, after January 8, 1996, on which (a) no stay of the order confirming the Plan of Reorganization is in effect and (b) all of the conditions to the Plan of Reorganization have been satisfied or waived.

         On the Effective Date, the name of the Registrant will be changed from "Freymiller Trucking, Inc." to "Freymiller Liquidating Corp."

         The Plan of Reorganization provides for the sale, on the Effective Date, by the Registrant of certain assets of the Registrant to AmeriTruck Distributing Corp. ("AmeriTruck") or its designee in exchange for a purchase price of $2,475,989, subject to certain limited adjustments. The assets to be sold to AmeriTruck include substantially all of the operating assets of the Registrant, other than its accounts receivable and certain property, including tractors and trailers, which are being abandoned to secured creditors. The Plan of Reorganization also provides for the liquidation by the Registrant of its then remaining assets. The proceeds of those sales are required, under the Plan of Reorganization, to be used to fund distributions to the creditors of the Registrant.

         The Plan of Reorganization provides for the cancellation, on the Effective Date, of all of the issued and outstanding shares of Common Stock, par $0.01 per share ("Common Stock"). Following such cancellation, the Registrant will have 10,000,000 authorized shares of Common Stock, none of which will be issued and outstanding.

         No distribution will be made under the Plan of Reorganization to holders of Common Stock. The Plan of Reorganization further requires the Registrant, as soon as practicable after the Effective Date, to make the appropriate filing to deregister the shares of Common Stock under the Securities Exchange Act of 1934, as amended.

         After the liquidation and the distributions required by the Plan of Reorganization have been completed, the Registrant will be dissolved.

         Information with respect to the assets and liabilities of the Registrant, presented in the form in which presented to the Bankruptcy Court, is contained in the Estimated Results of Implementation of the Plan, which is attached as Exhibit 99.1, and the Liquidation Analysis, which is attached as
Exhibit 99.2. These documents are based on assumptions with respect to the market value of the assets of the Registrant and the liabilities of the Registrant

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which management believes to be reasonable.  However, there is no assurance that those assumptions will prove to be accurate. If any assumption does not prove to be accurate, the information presented in those documents may prove to be inaccurate.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         The following exhibits are filed with this Current Report on Form 8-K:


2.1   First Amended Plan of Reorganization of Freymiller Trucking,
        Inc., as Amended

4.1 Form of First Amendment to Amended and Restated Articles of of Incorporation of Freymiller Liquidating Corp. (formerly Freymiller Trucking, Inc.)

99.1  Estimated Results of Implementation of Plan

99.2  Liquidation Analysis

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 26, 1996                      Freymiller Trucking, Inc.


                                            /s/ Richard E. Kuehn
                                            -----------------------------------
                                            Richard E. Kuehn
                                            Executive Vice President and  Chief
                                            Operating Officer

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